UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	08/31

Date of reporting period:	08/31/2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Archer Balanced Fund

Annual Report

August 31, 2009

Fund Advisor:

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

Toll Free (800) 238-7701

To Our Shareholders:

The Archer Balanced Fund had a total return of -13.28% for the year ended August 31, 2009 and -1.96% since inception (September 27, 2005) compared to a total return of -8.00% and 1.32% for the Dow Jones U.S. Moderate Relative Risk Index (see chart below), respectively. For the year ended August 31, 2009, the Fund’s net assets of approximately $10.5 million consisted of 65.5% equity investments, 24.9% fixed-income securities and 4.6% cash equivalents.

Performance Review

The Fund’s annual performance lagged the blended benchmark index of the Dow Jones U.S. Moderate Relative Risk Index. The blended index is the index this Fund uses for comparison purposes as noted in the chart above. The underweighting in traditional debt securities is one of the main reasons for the underperformance. The stock portion of the Fund actually performed as expected and outperformed the S&P 500 Index. The last year was one of the most turbulent markets in history as the markets were thrown into the cellar and locked in the dark for a period of six months and then, the lights came on and people, although they could see, were having a tough time adjusting to the new light turned on. This is evident by the decreasing volume in the market even though the market has significantly rallied off the lows of March. We continue to estimate the fair value of the S&P 500 Index near 1100 by year end, which means we are almost there and we need another catalyst of earnings or some other news to usher in higher markets beyond this point.

We (the advisor) increased our exposure to short-term corporate bonds over the last year as well as Certificates of Deposit. These investments are wrapped in a CD with FDIC insurance up to applicable limits per account. The CD only has limited upside in some instances. Each of the CD’s is linked to an index. See the prospectus and SAI for further information on these products and the risks associated with these structured investments. In addition, we continue to believe our short position in the US Treasury markets will bear fruit into 2010 as the money supply is greatly increased and the year over year percentage comparisons of the Consumer Price Index (CPI) and Producers Price Index (PPI) should increase. (This means for instance if the CPI was at 0.8%, this year it may be 2.1%, although these amounts are hypothetical and are not the expectation of the advisor of the actual amounts).

Equity Portfolio

Over the last year, the market has fallen and started to rise all in the same breath. Equities not only in the Fund, but in general saw share pricesfall by more than half and then some doubled and tripled in some instances off their bottoms. Over the last year we decreased our exposure to equities and tilted more towards fixed income as evidenced by our current holdings. We have recently been looking to put our work elsewhere when we see potential for returns. The Equities the Fund held over the last year in a nut shell did awful.

•

During the last year, we took positions in China, Australia and Brazil all through indices. Each of these positions has done extremely well. We have also taken positions in Tellabs due to its heavy cash position and the fact it is trading at nearly 4 times cash flow. We think this stock has a great chance to double from these levels over the next year or two.

•

We continue to like Health Care and Utilities not only for their inflation hedge, but the earnings power and little decline they experienced in the latest stock market crash. Companies like Cubist Pharmaceuticals with heavy cash positions and trading at extremely low levels of forward earnings will continue to have larger positions in our portfolio. In addition, many of the companies like Public Service Enterprise Group have continued to increase their cash from operations. Both sectors should hold up well if and when inflation rears its ugly head as we expect. The reason they usually hold up well is they are trading at a multiple of cash flow and it is still a service most people need during good times or bad times. This trait of these stocks lends well to them being defensive positions when the market corrects. In addition, utilities are regulated companies in general and can withstand inflation increases as they can pass on those rate increases through the regulatory process.

•

As we stated prior, the equities saw an unforgiving freefall as the market during the last year saw a bottom on the S&P 500 of nearly 667. Our stocks we held and bought and disposed of were not immune to these problems. In fact Eli Lilly one of our main holdings performed downright horrible. The stock and company are facing tough times and we have exited the position as of the end of the fiscal year. This is one of the stocks we were disappointed in as they did not hold up as they should during the latest downturn in the market. Other stocks which did not perform well were General Dynamics, Microsoft, and Walt Disney.

We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining significant positions in Health Care, Utilities, and Energy. We will look for additional sectors with long-term opportunity. We are currently looking for opportunities in real estate (as we stated in the last analysis) to start wading back into the water. We just do not want to step off a drop-off in a stone quarry. Real estate will have to prove itself prior to us buying in as we see commercial real estate to have many headwinds over the next twelve months. The sharks stopped swimming in the waters for the time with the Financial Sector, but the blood is still there and may get a feeding frenzy going one more time. Should we see opportunity, we will buy back many of the stocks we once sold.

Fixed-Income Portfolio

We have increased our position in Fixed Income over the last year with the market’s turmoil pushing us to more stable returns. This has served us well as we have made money from the fixed income side of the portfolio with much less risk than the market has shown. However, part of the fixed income portfolio did not fare as well.

Those investments tied to an index even though they may have principal protection declined as fair value was reduced. Holding these positions to maturity will reinforce why we bought them to begin with as we were looking for principal protection.

We have started to take positions in shorting the US Treasury. All bubbles will pop. It is amazing as some get complacent with a bubble, this is when they begin to invest and believe it will last forever. If history has taught us anything, it is bubbles only last for a short time. The Treasury market is the next semi-bubble to burst as we think the 10 year Treasury is headed to 4.5% in 2010 as the amount of money entering the system and the year over year comparisons of CPI and PPI will be a tough act to follow.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis putting valuations on the securities and adjusting the portfolio likewise. There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company. There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels. If we feel the valuation plays back to a “buying” level, then you may see a re-entry into stocks we have once sold.

The market’s volatility as of the end of February was quite high. During these times, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors because they are currently hot. All shareholders are encouraged to invest over a long-term horizon.

I wrote this in the last discussion analysis and it still holds true.... Many people forget very easily the stock market is undefeated when it comes to bouncing back and regaining ground it has lost. I believe this time will be no different. There will be plenty of fuel for the fire once the market rebounds and the hoards of cash sitting on the sidelines finds its way back to the market. According to history, most of it will find its way back when we are within 25% of the new highs pushing the market much higher.

With this in mind, Utilities and Health Care continue to sell at a discount to historical norms. Each is selling at 15% and 60% discounts as of the end of August 2009. Items go on sale every day on Main Street. Sales do not last forever on Main Street and they will not last forever on Wall Street either.

We will continue to monitor the fixed income side of the portfolio for prospects of inflation, declines in interest rates, and overall yield.

We will continue to monitor our turnover of positions to attempt to limit the tax effects of the sales of securities as well. However, the tax ramifications are secondary to the valuation of the security.

We continue to purchase securities with a long-term time horizon of three to five years and maintain this policy when purchasing any new securities for the equity side of the portfolio. We may continue to purchase one year notes and short-term equivalents if we feel it is the most appropriate place to invest given the current investment climate.

Thank you for your support for the past year as a shareholder of the Archer Balanced Fund. Our investment strategy is long-term and I am confident in the portfolio, our strategy, and the final outcome. We welcome any comments or questions at any time.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-238-7701.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Dow Jones U.S. Moderate Relative Risk Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones U.S. Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Barclays bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Barclays U.S. Treasury Bills: 1-3 Months Index. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on September 27, 2005 (commencement of Fund operations) and held through August 31, 2009. The Dow Jones U.S. Moderate Relative Risk Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-238-7701. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA

Fund Holdings– (Unaudited)

1As a percentage of net assets.
[2]Equity securities with market capitalizations above $10 billion.
3Equity securities with market capitalizations below $10 billion.

Availability of Portfolio Schedule - (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses- (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2009 through August 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Archer Balanced Fund	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During the Period March 1, 2009 – August 31, 2009*
Actual	$1,000.00	$1,266.04	$6.85
Hypothetical**	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Archer Balanced Fund
Schedule of Investments
August 31, 2009

Common Stocks - 51.72%	Shares	Value

Agriculture Chemicals - 1.35%
Mosaic, Co.	1,000	$ 48,470
Syngenta AG (b)	2,000	93,840
		142,310

Aircraft - 1.19%
Boeing, Co./The	2,500	124,175

Aircraft Engines & Engine Parts - 1.13%
United Technologies Corp.	2,000	118,720

Computer & Office Equipment - 3.18%
Cisco Systems, Inc. (a)	10,000	216,000
International Business Machines Corp.	1,000	118,050
		334,050

Crude Petroleum & Natural Gas - 1.08%
Occidental Petroleum Corp.	1,550	113,305

Drilling Oil & Gas Wells - 1.83%
Noble Corp.	5,500	192,665

Electric Services - 4.52%
American Electric Power Co., Inc. (AEP)	3,000	94,290
FPL Group, Inc.	5,000	280,900
Progress Energy, Inc.	2,500	98,825
		474,015

Electric & Other Services Combined - 3.81%
DPL, Inc.	4,000	99,080
Duke Energy Corp.	8,000	123,920
PG&E Corp.	2,000	81,180
Public Service Enterprise Group, Inc.	3,000	95,010
		399,190

Farm Machinery & Equipment - 0.11%
Deere & Co.	275	11,990

Natural Gas Distribution - 0.69%
Nicor, Inc.	2,000	72,440

Petroleum Refining - 3.12%
BP plc (b)	5,000	257,250
Chevron Corp.	1,000	69,940
		327,190

Pharmaceutical Preparations - 12.46%
Abbott Laboratories	2,000	90,460
Bristol-Myers Squibb Co.	15,125	334,716
Cubist Pharmaceuticals, Inc. (a)	17,000	351,560
Eli Lilly & Co. (c)	5,000	167,300
Johnson & Johnson	6,000	362,640
		1,306,676

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Schedule of Investments - continued		.
August 31, 2009

Common Stocks - 51.72% - continued	Shares	Value

Retail - Drug Stores and Proprietary Stores - 0.72%
CVS Caremark Corp.	2,000	$ 75,040

Retail - Radio, TV & Consumer Electronics - 1.04%
Best Buy Co., Inc.	3,000	108,840

Services - Business Services - 1.26%
Accenture plc - Class A	4,000	132,000

Services - Miscellaneous Amusement & Recreation - 2.48%
Walt Disney Co./ The	10,000	260,400

Services - Prepackaged Software - 1.94%
Microsoft Corp.	8,250	203,363

Ship & Boat Building & Repairing - 1.69%
General Dynamics Corp.	3,000	177,570

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.77%
Procter & Gamble Co. / The	1,500	81,165

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 0.79%
Titan International, Inc. (c)	10,000	83,100

Surgical & Medical Instruments & Apparatus - 4.14%
3M Co.	3,000	216,300
Baxter International, Inc.	2,000	113,840
Stryker Corp.	2,500	103,650
		433,790

Telephone & Telegraph Apparatus - 2.42%
Tellabs, Inc. (a)	40,000	253,600

TOTAL COMMON STOCKS (Cost $5,535,069)		5,425,594

Exchange-Traded Funds - 9.50%

iShares Dow Jones U.S. Oil Equipment & Services Index Fund	5,000	183,650
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	4,000	182,960
iShares FTSE/Xinhua China 25 Index Fund	5,000	196,550
iShares MSCI Australia Index Fund	5,000	101,350
iShares MSCI Brazil Index Fund	2,000	116,420
UltraShort 7-10 Year Treasury ProShares	4,000	215,640

TOTAL EXCHANGE-TRADED FUNDS (Cost $735,057)		996,570

Preferred Securities - 1.06%

Credit Suisse Guernsey BRH, 7.90% callable on 03/28/2013	2,000	49,560
Wells Fargo Capital Trust VII, 5.85% callable on 10/26/2009	3,000	61,140

TOTAL PREFERRED SECURITIES (Cost $100,516)		110,700

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Schedule of Investments - continued
August 31, 2009

Bonus Certificate - 3.16%	Shares	Value

CommerzBank AG, 0.00%, Due 10/17/2013, linked to S&P 500 Index (a)	300	$331,920

TOTAL BONUS CERTIFICATE (Cost $293,800)		331,920

	Principal
Corporate Bonds - 17.40%	Amount

Allied Waste North America, 5.75%, 02/15/2011	$ 75,000	77,465
Appalachian Power Co., 4.95%, 02/01/2015	50,000	51,882
AT&T Inc., 6.70%, 11/15/2013	150,000	170,060
Bank of Oklahoma, 5.75%, 05/15/2017 (d)	75,000	68,526
Caterpillar Financial SE, 4.50%, 02/15/2011	100,000	102,837
Clorox Co., 4.20%, 01/15/2010	150,000	151,812
CRH America, Inc., 5.30%, 10/15/2013	100,000	100,526
Dell, Inc., 4.70%, 04/15/2013	75,000	78,769
Dow Chemical Co., 6.00%, 10/01/2012	50,000	52,215
Fortune Brands, Inc., 6.38%, 06/15/2014	75,000	76,723
Gatx Financial Corp., 5.50%, 02/15/2012	50,000	49,923
General Electric Capital Corp., 5.00%, 03/15/2019 (d)	75,000	74,774
Hewlett-Packard, Co., 4.75%, 06/02/2014	75,000	80,369
Home Depot, Inc., 5.20%, 03/01/2011	100,000	104,299
Home Depot, Inc., 5.25%, 12/16/2013	75,000	79,671
JPMorgan Chase Bank, 6.63%, 03/15/2012	50,000	53,331
Simon Property Group, LP, 4.88%, 03/18/2010	75,000	75,772
United Health Group, Inc., 5.13%, 11/15/2010	100,000	102,926
Walmart Stores, Inc., 4.25%, 04/15/2013	60,000	63,960
Wells Fargo and Co., 5.25%, 10/23/2012	50,000	53,161
Whirlpool Corp., 8.60%, 05/01/2010	150,000	155,890

TOTAL CORPORATE BONDS (Cost $1,776,778)		1,824,891

Structured Notes - 7.53%
HSBC Bank USA N.A., 0.00%, Due 07/17/2013, linked to S&P 500 Index (a)	499,000	481,186
JPMorgan Chase Bank N.A, 0.00%, Due 11/25/2011, linked to Russell 2000 Index (a)	100,000	101,770
JPMorgan Chase Bank N.A, 0.00%, Due 01/31/2012, linked to NASDAQ 100 Index &
Japan Nikkei 225 Index (a)	100,000	102,910
SunTrust Bank, 0.00%, Due 03/27/2014, linked to S&P 500 Index, Euro Stoxx 50 Index &
Japan Nikkei 225 Index (a)	100,000	104,430

TOTAL STRUCTURED NOTES (Cost $793,237)		790,296

Money Market Securities - 4.55%	Shares

Fidelity Institutional Money Market Portfolio - Class I, 0.51% (e)	477,033	477,033

TOTAL MONEY MARKET SECURITIES (Cost $477,033)		477,033

TOTAL INVESTMENTS (Cost $9,711,490) - 94.92%		$ 9,957,004

Other assets less liabilities - 5.08%		533,188

TOTAL NET ASSETS - 100.00%		$ 10,490,192

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Portion of the security is pledged as collateral for call options written.
(d) Variable rate security; the coupon rate shown represents the rate at August 31, 2009.
(e) Variable rate security; the money market rate shown represents the rate at August 31, 2009.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Schedule of Call Options Written
August 31, 2009
	Shares Subject
Call Options Written / Expiration Date @ Exercise Price	to Call	Value

Eli Lilly & Co. / September 2009 @ $35.00	5,000	$ 750
Titan International, Inc. / October 2009 @ $15.00	5,000	750
Titan International, Inc. / October 2009 @ $12.50	5,000	1,000

Total (Premiums received $8,725)	15,000	$ 2,500

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statement of Assets and Liabilities
August 31, 2009

Assets
Investments in securities:
At cost	$ 9,711,490
At value	$ 9,957,004

Receivable for investments sold	469,510
Receivable due from Advisor (a)	29,441
Interest receivable	28,444
Dividend receivable	23,295
Prepaid expenses	13,338
Receivable for Fund shares sold	1,303
Total assets	10,522,335

Liabilities
Call options written, at value (premiums received $8,725)	2,500
Payable to transfer agent, fund accountant and fund administrator	6,668
Payable for Fund shares redeemed	3,500
Payable to trustees and officers	895
Payable to custodian	656
Other accrued expenses	17,924
Total liabilities	32,143

Net Assets	$ 10,490,192

Net Assets consist of:
Paid in capital	$ 12,879,981
Accumulated undistributed net investment income	193,608
Accumulated net realized gain (loss) from investment transactions and call options written	(2,835,136)
Net unrealized appreciation (depreciation) on:
Investment securities	245,514
Call options written	6,225

Net Assets	$ 10,490,192

Shares outstanding (unlimited number of shares authorized)	1,297,097

Net asset value and offering price per share	$ 8.09

Redemption price per share ($8.09 * .995) (b)	$ 8.05

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statement of Operations
For the fiscal year ended August 31, 2009

Investment Income
Dividend income	$ 188,062
Interest income	107,473
Total Investment Income	295,535

Expenses
Investment Advisor fee (a)	63,685
Transfer agent expense	38,427
Legal expense	36,776
Administration expense	28,444
Registration expense	18,133
Fund accounting expense	17,272
Auditing expense	15,649
Trustee expense	8,917
CCO expense	7,660
Pricing expense	5,773
Custodian expense	5,570
Insurance expense	1,295
Miscellaneous expense	781
Total Expenses	248,382
Less: Fees waived and expenses reimbursed by Advisor (a)	(146,486)
Net expenses	101,896
Net Investment Income	193,639

Realized & Unrealized Gain (Loss)
Capital gain dividends from real estate investment companies	1,171
Net realized gain (loss) on:
Investment securities	(2,205,315)
Call options written	3,685
Change in unrealized appreciation (depreciation) on:
Investment securities	706,870
Call options written	6,225
Net realized and unrealized gain (loss) on investment securities and call options written	(1,487,364)
Net increase (decrease) in net assets resulting from operations	$ (1,293,725)

(a) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statements of Changes In Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets:	August 31, 2009	August 31, 2008
Operations:
Net investment income	$ 193,639	$ 338,186
Capital gain dividends from real estate investment companies	1,171	3,625
Net realized gain (loss) on investment securities and call options written	(2,201,630)	(622,440)
Change in unrealized appreciation (depreciation) on investment securities and call options written	713,095	(949,162)
Net increase (decrease) in net assets resulting from operations	(1,293,725)	(1,229,791)

Distributions to Shareholders:
From net investment income	(299,096)	(244,993)
From net realized gain	-	(242,427)
Change in net assets from distributions	(299,096)	(487,420)

Capital Share Transactions:
Proceeds from Fund shares sold	2,772,998	1,851,724
Reinvestment of distributions	292,991	487,420
Amount paid for Fund shares redeemed	(891,874)	(1,462,035)
Redemption fees (a)	52	-
Net increase (decrease) in net assets resulting from capital share transactions	2,174,167	877,109

Total Increase (Decrease) in Net Assets	581,346	(840,102)

Net Assets
Beginning of year	9,908,846	10,748,948

End of year	$ 10,490,192	$ 9,908,846

Accumulated undistributed net investment income
included in net assets at end of period	$ 193,608	$ 298,977

Capital Share Transactions
Shares sold	354,585	176,035
Shares issued in reinvestment of distributions	39,700	45,553
Shares redeemed	(120,884)	(148,693)

Net increase (decrease) from capital share transactions	273,401	72,895

(a) The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Financial Highlights
(For a share outstanding during each period)

	Year Ended		Year Ended	Year Ended		Period Ended
	August 31, 2009		August 31, 2008	August 31, 2007		August 31, 2006	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 9.68		$ 11.31	$ 10.75		$ 10.00

Income (loss) from Investment Operations:
Net investment income	0.17	(b)	0.33	0.29		0.29
Net realized and unrealized gain (loss)	(1.48)		(1.46)	0.79		0.53
Total from investment operations	(1.31)		(1.13)	1.08		0.82

Less Distributions to Shareholders:
From net investment income	(0.28)		(0.25)	(0.29)		(0.07)
From net capital gain	-		(0.25)	(0.23)		-
Total distributions	(0.28)		(0.50)	(0.52)		(0.07)

Paid in capital from redemption fees	-	(c)	-	-	(c)	-	(c)

Net asset value, end of period	$ 8.09		$ 9.68	$ 11.31		$ 10.75

Total Return (d)	-13.28%		-10.46%	10.09%		8.24%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 10,490		$ 9,909	$ 10,749		$ 8,112
Ratio of expenses to average net assets	1.20%		1.20%	1.20%		1.20%	(f)
Ratio of expenses to average net assets
before reimbursement	2.93%		2.30%	2.21%		3.00%	(f)
Ratio of net investment income to
average net assets	2.29%		3.20%	2.86%		3.27%	(f)
Ratio of net investment income to
average net assets before reimbursement	0.57%		2.10%	1.85%		1.47%	(f)
Portfolio turnover rate	79.42%		115.68%	66.98%		82.91%

(a) For the period September 27, 2005 (the date the Fund commenced operations) through August 31, 2006.
(b) Per share net investment income has been calculated using the average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund

Notes to the Financial Statements

August 31, 2009

NOTE 1. ORGANIZATION

Archer Balanced Fund (the “Fund”) was organized as a diversified series of Unified Series Trust, an Ohio business trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Fund is total return. Total return is comprised of both income and capital appreciation. The investment advisor to the Fund is Archer Investment Corporation, Inc. (the “Advisor”). The Fund commenced operations on September 27, 2005.

 NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended August 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2005.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended August 31, 2009, there were no such reclassifications which were material.

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through October 30, 2009, the date the financial statements were issued.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Options Written - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchanged-traded funds, real estate investment trusts, preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used at August 31, 2009 in valuing the Fund’s investments:

*Refer to Schedule of Investments for industry classifications.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2009

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may sell covered call options as part of its investment program to obtain market exposure or to manage risk or hedge against adverse market conditions. The option is “covered” because the Fund owns the stock at the time it sells the option. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option. If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund.

The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations. During the fiscal year ended August 31, 2009, the Fund invested in written call options. The details about the Fund’s equity contract derivatives can be found on the Statement of Assets and Liabilities under Liabilities - Call options written, at value. At August 31, 2009, the Call options written, at value is $2,500. The details about the Fund’s equity contract derivatives can be found on the Statement of Operations under Realized and Unrealized Gain (Loss). For the six month period and fiscal year ended August 31, 2009, the realized gain on call options written is $3,685 and the change in unrealized appreciation (depreciation) on call options written is $6,225.

At August 31, 2009, portfolio securities valued at $250,400 were held by the custodian as collateral for call options written by the Fund. For the fiscal year ended August 31, 2009, transactions in options written were as follows (100 shares of common stock underly each option contract):

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average net assets. For the fiscal year ended August 31, 2009, the Advisor earned fees of $63,685 from the Fund before the waiver and reimbursement described below. At August 31, 2009, the Fund was owed $29,441 from the Advisor for the excess of the expenses waived over management fees earned at the end of the fiscal year.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2009

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2010 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.20% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2009, the Advisor waived fees and/or reimbursed expenses of $146,486. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at August 31, 2009 were as follows:

For the fiscal year ended August 31, 2009, $113,942 of prior year waivers/reimbursements expired and are no longer subject to recoupment by the Advisor. The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended August 31, 2009, Unified earned fees of $28,444 for administrative services provided to the Fund. At August 31, 2009, the Fund owed Unified $1,874 for administrative services.

Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).

A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended August 31, 2009, the Custodian earned fees of $5,570 for custody services provided to the Fund. At August 31, 2009, the Fund owed the Custodian $656 for custody services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended August 31, 2009, Unified earned fees of $13,266 from the Fund for transfer agent services and $25,161 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended August 31, 2009, Unified earned fees of $17,272 from the Fund for fund accounting services. At August 31, 2009, the Fund owed Unified $1,095 for transfer agent services and $2,289 in reimbursement of out-of-pocket charges. At August 31, 2009, the Fund owed Unified $1,410 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2009.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2009

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended August 31, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 6. INVESTMENTS

For the fiscal year ended August 31, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

At August 31, 2009, the net unrealized appreciation (depreciation) of investments (including open positions in written options) for tax purposes, was as follows:

At August 31, 2009, the aggregate cost of securities for federal income tax purposes was $11,368,097, and premiums received from options written was $8,725.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At August 31, 2009, no shareholder held over 25% of the Fund’s shares.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2009

NOTE 9. DISTRIBUTIONS

On December 22, 2008, the Fund paid an income distribution of $0.2776 per share to shareholders of record on December 19, 2008.

The tax characterization of distributions for the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

At August 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

At August 31, 2009, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of post-October losses in the amount of $1,623,220, straddle adjustments, and the timing of income generated from certain underlying investments.

NOTE 10. Capital Loss Carryforward

At August 31, 2009, the Fund had available for federal tax purposes unused capital loss carryforwards of $1,211,239, which are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Archer Balanced Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and call options written, of Archer Balanced Fund (the “Fund”), a series of the Unified Series Trust,as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Archer Balanced Fund, as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

October 30, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 53)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston(Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of August 31, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 238-7701 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The continuation of the Fund’s Management Agreement (“Agreement”) between the Trust and Advisor was considered by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and each an “Independent Trustee”) at an in person meeting held on May 17-18, 2009. The Chairman of the Board advised the Board that on May 4, 2009, the Advisor Contract Renewal Committee (the “Committee”) of the Board had convened via teleconference to consider whether to recommend that the full Board renew the Agreement.

The Chairman noted that all participants acknowledged receiving and reviewing the 15(c) materials compiled by the Administrator and provided in advance of the meeting. He also noted that no changes had been proposed to the Fund’s Agreement or expense cap side letter, except to extend the term of the side letter for one year. The Chairman of the Board indicated that the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s Agreement and current expense cap side letter, (ii) letters from the Administrator to the Advisor setting forth, and their responses to, a detailed series of questions regarding, among other things, their services to the Fund, their profitability from managing the Fund and ideas for future growth for the Fund, (iii) a certification from the Advisor that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws, (iv) the Advisor Form ADV Part I and II and accompanying schedules, (v) reports provided by the Administrator regarding the Fund’s performance for the year to date, past three months, and one-year periods and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (vi) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator.

The Chairman noted that after discussing the materials provided by the Advisor, the Committee contacted representatives of the Advisor, including the President and Chief Compliance Officer, and interviewed them.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangement. As a result, the Committee summarized its review as follows:

          (i)            The Nature, Extent and Quality of Services – The Committee noted that the Advisor manages approximately $9 million in assets, of which the Fund represented approximately $7.4 million in assets, as of March 31, 2009. The Committee reviewed the responses from the Advisor as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of Fund assets, and whether the resources are sufficient to sustain performance, compliance and other needs. The Committee noted that the Advisor was not proposing any changes to the level of advisory services provided to the Fund. The Committee noted that various compliance reports had been provided by the Advisor and the Trust’s CCO to the Board throughout the year and, that based on such reports, the Trustees directed the Advisor to strengthen the Advisor’s policies and procedures for portfolio compliance on a pre-trade basis. The Committee determined that the Advisor will now provide two portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund.

                      The Trust’s CCO reported that he had reviewed the Advisor’s compliance policies and procedures and had determined that they appeared reasonably designed to prevent violations of federal securities laws. The Trust’s CCO indicated that he was assisting the Advisor in updating their Code of Ethics to reflect the change in personnel, and that a revised Code would be presented to the Board for its approval at the next meeting.

          (ii)           Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Committee noted that the Administrator reported that for the three months ended March 31, 2009, the Fund had underperformed its peer group and benchmark, the Dow Jones Conservative Portfolio Index and the S&P 500 Index, as reported by the Administrator. However, they noted that the Fund had outperformed the S&P 500 Index, and had only moderately underperformed its peer group average, for the one-year period ended March 31, 2009. The President of the Advisor noted that, on the equity side, the Fund owns health care and utility stocks, which are undervalued and underperforming relative to the S&P 500 Index, but which have positive cash flows. With respect to the fixed income side, the President of the Advisor reported that the Fund was now investing in structured CDs that are principal protected and that the Advisor had reduced the Fund’s beta, a measurement of risk, by more than 15% since the previous year. The co-portfolio manager stated his belief that the Fund was well positioned for rising inflation.

          (iii)           Fee Rates and Profitability – The Committee noted that the Fund’s advisory fee of 0.75% was lower than its peer group average, and that the Advisor has been capping total operating expenses at 1.20%, which expense ratio (after fee waivers and expense reimbursements) is lower than the average total expense ratio of the Fund’s peer group. The Committee noted that although the current expense cap agreement would expire by its terms on December 31, 2009, the Advisor had confirmed that it would agree to continue to cap certain operating expenses of the Fund at 1.20% through December 31, 2010. The Committee noted that the Advisor had reported that the Agreement had not been profitable since the Fund’s inception, due to the Fund’s small size, and because the Advisor is waiving its advisory fee and reimbursing Fund expenses each month. The Committee questioned the President of the Fund regarding the Advisor’s resources, and was reassured by him that his affiliated CPA business revenues were sufficient to cover the fee cap. Finally, the Committee noted the Advisor reported it had not entered into soft dollar arrangements.

          (iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Committee noted that the Advisor had reported seeking additional distribution of the Fund through relationships with 401(k) providers and other CPA firms. In addition, the Advisor reported that the Fund’s new portfolio manager had the potential to attract significant new assets to the Fund. The Committee noted that the Advisor had stated that they would consider lowering the advisory fee and/or capping expenses at 1.00% if assets increase over $32,000,000. The Committee noted it did not appear the Advisor had begun to realize any significant economies of scale from managing the Fund.

          The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fee (after fee waivers and reimbursements by the Advisor) was reasonable, and that its members unanimously were recommending that the Board approve the Fund’s Agreement. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Advisor to the Fund, within the meaning of the 1940 Act, unanimously determined that the Agreement was reasonable and should be continued for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

Chris Kashmerick, Chief Financial Officer and Treasurer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

Tara Pierson, Assistant Secretary

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)         Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Archer Balanced Fund

FY 2009	$ 12,500
FY 2008	$ 12,500

(b)	Audit-Related Fees

Archer Balanced Fund	Registrant
FY 2009	$ 0
FY 2008	$ 0

Nature of the fees:

(c)	Tax Fees

Archer Balanced Fund

FY 2009	$ 2,000
FY 2008	$ 2,000

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Archer Balanced Fund
Registrant
FY 2009	$ 0
FY 2008	$ 0

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

(h)         Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of August 20, 2009 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*_____/s/ Anthony Ghoston __ _______________________

Anthony Ghoston, President

Date	__11-06-2009____________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*___/s/ Anthony Ghoston ______ _______________

Anthony Ghoston, President

Date	___11-06-2009___________

By

*________/s/ Christopher E. Kashmerick ________ ______________

Christopher E. Kashmerick, Treasurer

Date	_11-06-2009__________